Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)		Sep. 30, 2025	Mar. 31, 2025
Prepaid Expenses and Other Current Assets [Abstract]
Deductible VAT-Input	[1]	$ 209,366	$ 352,585
Income tax recoverable	[2]	455,010	452,598
Prepaid expenses	[3]	159,660	231,683
Advances to vendors	[4]	156,817	7,172
Others		31,610	21,994
Prepaid expenses and other current assets		$ 1,012,463	$ 1,066,032

[1]	The Group’s PRC and Netherlands subsidiaries, CCSC Interconnect DG and CCSC Interconnect NL are VAT general taxpayers which are allowed to offset qualified input VAT, paid to suppliers against their output VAT liabilities. Deductible VAT- Input represents the qualified input VAT from purchase of raw materials exceeds the output VAT from sales of products. Such amount can be used to offset future VAT tax liabilities.
[2]	The Group’s Hong Kong subsidiaries, CCSC Technology Group and CCSC Interconnect HK, make income tax prepayments to Hong Kong based on estimated taxable income based on the preceding year’s taxable income. This payment is used to offset against the actual income tax liability which is assessed by local tax authority at year-end based on actual taxable income generated by CCSC Technology Group and CCSC Interconnect HK. Any overpayment will be refundable in accordance with Hong Kong tax laws when the final income tax liability is determined based on actual taxable income generated during the year. The Group recorded income tax recoverable of $455,010 and $452,598 as of September 30, 2025 and March 31, 2025, respectively.
[3]	Prepaid expenses primarily consist of prepayments for directors’ and officers’ liability insurance, marketing promotion services, and system usage fees and development costs.
[4]	Advances to vendors primarily represent prepayments to suppliers for raw material purchases.